Exhibit 99.1

News Release

AppFolio, Inc. Announces Third Quarter 2019 Financial Results

SANTA BARBARA, Calif., October 28, 2019 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended September 30, 2019.

AppFolio's operating results for the third quarter of 2019 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 28, 2019, as well as its more detailed third quarter 2019 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC on October 28, 2019. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of October 28, 2019, AppFolio's outlook for fiscal year 2019 follows:

•	Full year revenue is expected to be in the range of $254.5 million to $255.5 million.

•	Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, October 28, 2019, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

The conference call can be accessed by dialing 844.624.1561 and entering ID # 8056038. International callers may dial 647.253.8652. A replay of the conference call will be available at 800.585.8367 and 416.621.4642 for international callers. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate and legal markets. Today our products include real estate software (AppFolio Property Manager, AppFolio Property Manager PLUS and AppFolio Investment Management) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which will be filed with the SEC on October 28, 2019, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	September 30, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$20,121	$74,076
Investment securities—current	20,355	16,631
Accounts receivable, net	8,039	5,516
Prepaid expenses and other current assets	16,150	11,775
Total current assets	64,665	107,998
Investment securities—noncurrent	4,698	11,256
Property and equipment, net	9,842	6,871
Operating lease right-of-use assets	16,433	—
Capitalized software, net	27,621	20,485
Goodwill	58,392	15,548
Intangible assets, net	22,678	5,895
Deferred taxes	23,196	—
Other long-term assets	6,303	7,688
Total assets	$233,828	$175,741
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,539	$1,481
Accrued employee expenses	13,101	12,377
Accrued expenses	9,166	8,281
Deferred revenue	4,163	3,414
Other current liabilities	13,093	1,447
Long-term debt, net—current portion	1,208	1,213
Total current liabilities	42,270	28,213
Operating lease liabilities	18,448	—
Long-term debt, net	47,677	48,602
Other long-term liabilities	16	7,080
Total liabilities	108,411	83,895
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding at September 30, 2019 and December 31, 2018	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized at September 30, 2019 and December 31, 2018; issued - 16,743 and 16,159, shares at September 30, 2019 and December 31, 2018; outstanding - 16,373 and 15,789 shares at September 30, 2019 and December 31, 2018, respectively;	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized at September 30, 2019 and December 31, 2018; 17,685 and 18,109 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively;	2	2
Additional paid-in capital	159,399	157,898
Accumulated other comprehensive income (loss)	38	(178)
Treasury stock, at cost, 370 Class A shares at September 30, 2019 and December 31, 2018	(21,562)	(21,562)
Accumulated deficit	(12,462)	(44,316)
Total stockholders’ equity	125,417	91,846
Total liabilities and stockholders’ equity	$233,828	$175,741

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$67,935	$50,126	$188,650	$139,706
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	25,930	19,282	75,239	53,624
Sales and marketing	12,636	8,681	37,087	23,711
Research and product development	10,602	6,440	28,422	17,523
General and administrative	8,955	6,541	25,361	17,105
Depreciation and amortization	5,678	3,705	16,169	10,784
Total costs and operating expenses	63,801	44,649	182,278	122,747
Income from operations	4,134	5,477	6,372	16,959
Other income (expense), net	(11)	1	(68)	(20)
Interest income (expense), net	(400)	229	(1,324)	631
Income before provision for (benefit from) income taxes	3,723	5,707	4,980	17,570
Provision for (benefit from) income taxes	(1,255)	183	(26,874)	252
Net income	$4,978	$5,524	$31,854	$17,318

Net income per common share:
Basic	$0.15	$0.16	0.94	0.51
Diluted	$0.14	$0.16	0.90	0.49
Weighted average common shares outstanding:
Basic	34,047	34,219	33,991	34,154
Diluted	35,421	35,610	35,406	35,524

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$334	$282	$1,073	$752
Sales and marketing	354	270	904	708
Research and product development	353	218	1,024	730
General and administrative	1,151	994	2,430	2,229
Total stock-based compensation expense	$2,192	$1,764	$5,431	$4,419

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cash from operating activities
Net income	$4,978	$5,524	$31,854	$17,318
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,678	3,705	16,169	10,784
Amortization of operating lease right-of-use assets	1,088	547	3,016	—
Stock-based compensation	2,192	1,764	5,431	4,419
Deferred income taxes	(1,389)	—	(27,032)	—
Other	28	19	136	165
Changes in operating assets and liabilities:
Accounts receivable	(83)	703	(2,778)	(1,465)
Prepaid expenses and other current assets	796	(4,655)	(4,403)	(3,902)
Other assets	(125)	(3,176)	1,129	(5,003)
Accounts payable	82	(362)	270	477
Accrued employee expenses	(194)	(1,185)	486	(3,225)
Accrued expenses	(1,398)	1,964	(14)	3,397
Deferred revenue	458	(958)	1,039	(4,247)
Operating lease liabilities	(1,127)	—	(2,886)	—
Other liabilities	616	5,657	996	5,883
Net cash provided by operating activities	11,600	9,547	23,413	24,601
Cash from investing activities
Purchases of property and equipment	(1,690)	(1,160)	(4,085)	(1,740)
Additions to capitalized software	(6,249)	(3,492)	(15,669)	(8,997)
Purchases of investment securities	(10,012)	(7,952)	(10,690)	(28,784)
Sales of investment securities	1,000	696	2,750	701
Maturities of investment securities	7,000	12,882	11,000	28,477
Acquisition, net of cash acquired	—	(14,441)	(54,004)	(14,441)
Purchases of intangible assets	—	—	(30)	—
Net cash used in investing activities	(9,951)	(13,467)	(70,728)	(24,784)
Cash from financing activities
Proceeds from stock option exercises	60	55	259	713
Tax withholding for net share settlement	(790)	(400)	(5,541)	(2,894)
Proceeds from issuance of debt	528	30	1,697	93
Principal payments on debt	(840)	(30)	(2,634)	(93)
Payment of debt issuance costs	—	—	(420)	—
Net cash used in financing activities	(1,042)	(345)	(6,639)	(2,181)
Net increase (decrease) in cash and cash equivalents and restricted cash	607	(4,265)	(53,954)	(2,364)
Cash, cash equivalents and restricted cash
Beginning of period	19,945	18,438	74,506	16,537
End of period	$20,552	$14,173	$20,552	$14,173